                                  EXHIBIT 32.1

                        CERTIFICATION OF PERIODIC REPORT


I, Marvin Rounick, President and Chief Executive Officer of Deb Shops, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

     (1) the Quarterly Report on Form 10-Q of the Company for the quarterly period ended July 31, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: September 9, 2004



                                            Marvin Rounick
                                            --------------
                                            Marvin Rounick, President and
                                            Chief Executive Officer